                       SOUTHERN CONNECTICUT BANCORP, INC.

                             2001 Stock Option Plan

         SOUTHERN  CONNECTICUT  BANCORP,   Inc.,  a  corporation  organized  and
existing under the laws of Connecticut (the "Corporation"), has adopted its 2001
Stock Option Plan (this "Plan") with the intention of promoting the interests of the  Corporation and the  shareholders of the Corporation by providing  officers and other employees of the Corporation and of its Subsidiaries  with appropriate incentives and rewards to encourage them to enter into or continue in the employ of the Corporation.

                             I. PURPOSES OF THE PLAN

         The purposes of this Plan are as follows:

         1.1. To provide an additional  incentive for the officers and employees of the Corporation  and it  Subsidiaries to further the growth,  development and financial  success of the  Corporation  by  personally  benefiting  through  the ownership of capital stock of the Corporation; and

         1.2.  To enable the  Corporation  to obtain and retain the  services of officers  and  employees  of the  Corporation  and its  Subsidiaries  considered important  to the  long-range  success of the  Corporation  by offering  them an opportunity to own shares of the Corporation's  capital stock which will reflect such growth, development and financial success.

                     II. DEFINITIONS; RULES OF CONSTRUCTION

         2.1.  DEFINITIONS.  The terms  defined in this  Article  shall have the following meanings for purposes of this Plan:

                (a) "Board of  Directors"  shall mean the Board of  Directors of the Corporation.

                (b) "Change in Control" means:

                    (i) a change in control of the direction and  administration of the Corporation's  business of a nature that would be required to be reported in response to Item 6(e) of Schedule  14A of  Regulation  14A (or any  successor rule or  regulation)  promulgated  under the  Exchange  Act,  whether or not the
Corporation is then subject to such reporting requirements;

                    (ii) any person (as such term is used in Sections  14(d) and
14(d)(2) of the Exchange  Act but  excluding  any  employee  benefit plan of the
Corporation)  is or becomes  the  "beneficial  owner" (as  defined in Rule 13d-3
under  the  Exchange  Act),  directly  or  indirectly,   of  securities  of  the
Corporation representing 50%

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or more of the combined voting power of the Corporation's outstanding securities
then  entitled   ordinarily  (and  apart  from  rights  accruing  under  special circumstances) to vote for the election of directors;

                    (iii)  during  any  period  of two  consecutive  years,  the individuals  who at the  beginning  of  such  period  constitute  the  Board  of
Directors or any  individuals  who would be Continuing  Directors  cease for any reason to constitute at least a majority thereof;

                    (iv) the Board of Directors  shall  approve a sale of all or substantially all of the assets of the Corporation; or

                    (v)  the  Board  of  Directors  shall  approve  any  merger, consolidation or like business combination or reorganization of the Corporation, the  consummation of which would result in the occurrence of any event described in clause (ii) or (iii) above;

provided, however, that none of the foregoing events shall constitute a Change in Control if such event occurs as a result of an agreement or transaction approved by the Continuing Directors, either before or after the occurrence of such event, and the Continuing Directors in approving such agreement or transaction determine that it is not in the best interest of the Corporation for such agreement or transaction to constitute a Change in Control for purposes of this Plan.

                (c)  "Committee"  shall  mean  such  committee  of the  Board of
Directors that the Board of Directors  designates to allocate among Participants
Options  which may be granted  pursuant to Article IV. hereof or, in the absence of any  such  designation,  the  Board  of  Directors.  Any  such  committee  so designated  by the Board of Directors  shall be composed of members who meet any qualification prescribed in Rule 16b-3.

                (d) "Common Stock" shall mean the Common Stock,  par value $0.01 per share, of the Corporation.

                (e)   "Continuing   Directors"   means  each   director  of  the
Corporation  as of the effective date of this Plan and any successor to any such director and any  additional  director who (i) after the effective  date of this
Plan was  nominated  or selected by a majority of the  Continuing  Directors  in office at the time of his or her nomination or selection and (ii) at the time of his or her  nomination or selection is not an  "affiliate"  or  "associate"  (as defined  in  Regulation  12B under the  Exchange  Act) of any  person who is the beneficial owner, directly or indirectly, of securities representing 25% or more of the combined voting power of the  Corporation's  outstanding  securities then entitled ordinarily to vote for the election of directors.

                (f) "Corporation" shall mean Southern Connecticut Bancorp, Inc., a corporation organized and existing under the laws of Connecticut.

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                (g)  "Disability"   shall  mean:  (i)  any  physical  or  mental
condition  that would qualify a Participant  for a disability  benefit under any long-term  disability  plan maintained by the Corporation or a Subsidiary of the
Corporation  and applicable to such  Participant or (ii) when used in connection with  the  exercise  of an  Incentive  Stock  Option  following  termination  of employment,  disability  within the meaning of Section  22(e)(3) of the Internal
Revenue Code.

                (h)  "Exchange  Act" shall mean the  Securities  Exchange Act of
1934, as amended.

                (i) "Fair Market Value" shall mean the average closing price per share of the Common Stock for the ten trading  days  immediately  preceding  the applicable  date as reported on the  composite  tape of the  principal  national stock  exchange on which the Common Stock is then listed or, if the Common Stock is not listed on any national  stock  exchange,  the closing  price per share of
Common Stock as reported on The NASDAQ Stock Market, Inc. If the Common Stock is
not listed on any national  stock exchange or quoted on The NASDAQ Stock Market,
Inc., Fair Market Value shall mean the average bid price per share of the Common
Stock for the ten trading days  immediately  preceding  the  applicable  date as reported  on such  reporting  system  as shall  be  selected  by the  Committee;
provided,  however,  that for  purposes  of  fixing  the  exercise  price of any
Incentive  Stock Option,  "Fair Market Value" shall be the greater of the amount determined  as provided  above or the closing price per share on the trading day immediately  preceding the applicable  date. If the Common Stock is not publicly traded, the Committee shall determine the Fair Market Value using criteria as it shall determine, in its sole discretion, to be appropriate for the valuation.

                (j) "For  Cause"  shall  mean (i) the  continued  failure by the
Participant substantially to perform his or her duties as an officer or employee of the  Corporation  (other  than any  such  failure  resulting  from his or her incapacity  due to  physical  or mental  illness)  or (ii) the  engaging  by the
Participant  in  conduct  which  is  materially  injurious  to the  Corporation, monetarily or otherwise, in either case as determined by the Board of Directors.

                (k)  "Incentive  Stock  Option"  shall mean an Option that is an
"incentive  stock  option"  within the  meaning of Section  422 of the  Internal
Revenue Code.

                (l) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

                (m)  "Option"  shall  mean an option  granted  to a  Participant pursuant to this Plan.

                (n)  "Option  Agreement"  shall mean any  agreement  between the
Corporation and a Participant evidencing an Option.

                (o) "Option Exercise Price" shall have the meaning  specified in
Section 4.3 of this Plan.

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                (p)  "Non-Qualified  Stock  Option" shall mean an Option that is not an Incentive Stock Option.

                (q)  "Participant"  shall mean any  officer or  employee  of the
Corporation  or any  Subsidiary  who is granted an Option  pursuant to this Plan which remains outstanding.

                (r) "Plan" shall mean this 2001 Stock  Option  Plan,  as amended from time to time.

                (s) "QDRO" shall mean a qualified  domestic  relations  order as defined in  Section  414(p) of the  Internal  Revenue  Code or Title I,  Section
206(d)(3) of the Employee Retirement Income Security Act of 1974, as amended (to the same extent as if this Plan were subject  thereto),  or the applicable rules thereunder.

                (t) "Rule 16b-3"  shall mean Rule 16b-3 under  Section 16 of the
Exchange  Act, as amended from time to time or any rule adopted in  substitution therefor.

                (u) "Subsidiary"  shall mean a "subsidiary  corporation"  within the meaning Section 424(f) of the Internal Revenue Code.

                (v) "10% Shareholder"  shall mean any person who, at the time an
Option is granted,  owns shares of the  Corporation  or any Subsidiary or parent corporation of the Corporation which possess more than 10% of the total combined voting power of all classes of shares of the Corporation or of any Subsidiary or parent corporation of the Corporation.

                2.2. RULES OF CONSTRUCTION.  For purposes of this Plan and any  Option  Agreement,  unless  otherwise  expressly  provided  or the  context otherwise  requires,  the terms  defined in this Plan include the plural and the
singular,   and  pronouns  of  either  gender  or  neutral  shall  include,   as
appropriate, the other pronoun forms.

                   III. COMMON STOCK AVAILABLE UNDER THIS PLAN

         3.1.  AGGREGATE  SHARE  LIMIT.  The maximum  number of shares of Common
Stock that may be issued  under this Plan is 90,000,  subject to  adjustment  as provided in Article VI.

         3.2.  AVAILABILITY OF SHARES UPON TERMINATION OF OPTIONS. If any Option
or portion of an Option  expires or  otherwise  terminates  without  having been exercised,  the number of shares of Common Stock as to which such Option expires or otherwise terminates shall again become available for purposes of this Plan.

         3.3. NO FRACTIONAL  SHARES. No fractional  shares shall be issued.  The
Committee shall determine whether cash or other property shall be issued or paid in lieu of such  fractional  shares of  whether  such  fractional  shares or any rights thereto shall be forfeited or otherwise eliminated.

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         3.4.  EXERCISE  PRICE;  WITHHOLDING.  The exercise price for the Common
Stock issuable upon exercise of an Option and any withholding  obligation  under applicable tax laws shall be paid in cash or any combination of (i) cash, (ii) a check  payable to the order of the  Corporation,  (iii) the  delivery  of Common
Stock having a Fair Market Value equivalent to the applicable exercise price and withholding obligation, (iv) a reduction in the amount of Common Stock otherwise deliverable  pursuant to such Option,  (v) by notice and third party  payment in such manner as may be authorized by the  Committee.  In the case of a payment by the means described in clause (iii) or (iv) above, the value of the Common Stock so delivered or offset shall be determined by reference to the Fair Market Value of the Common Stock on the date as of which the payment or offset is made.

         3.5.  CASHLESS  EXERCISE.  The  Committee may permit the exercise of an
Option and the payment of any applicable withholding tax in respect of an Option by delivery of written notice,  subject to the Corporation's  receipt of a third party  payment  in full  in  cash  for the  exercise  price  and the  applicable withholding  prior to issuance of Common Stock, in the manner and subject to the procedures as may be established by the Committee.

         3.6. TRANSFER OF COMMON STOCK TO A PARTICIPANT.  As soon as practicable after  receipt by the  Corporation  of payment for Common  Stock with respect to which  an  Option  or  portion  thereof  is  exercised  by  a  Participant,  the
Corporation  shall issue to the Participant the number of shares of Common Stock as to which such Option has been exercised.

                        IV. GRANT OF OPTIONS TO EMPLOYEES

         4.1. ELIGIBILITY.  The Committee may grant Options, in such amounts and with such terms and  conditions as the Committee may  determine,  subject to the provisions  of the Plan.  The persons  who shall be eligible to receive  Options under this Article IV. shall be employees of the Corporation or its Subsidiaries
(including officers of the Corporation or its Subsidiaries,  whether or not they are  directors of the  Corporation  or its  Subsidiaries)  as the  Committee may
select from time to time.  Directors  who are not  employees  or officers of the
Corporation  shall not be  eligible  to receive  Options  under this Plan.  Each
Option granted  pursuant to this Article IV. shall be clearly  identified in the applicable  Option  Agreement as either an Incentive  Option or a  Non-Qualified
Stock Option.

         4.2. ALLOCATION OF OPTIONS.  The Committee may grant Options under this
Article IV. subject to the attainment of such performance goals as the Committee may  establish,  the date that the Committee  determines  that such  performance goals are met being the date of the grant of such Options.

         4.3.  EXERCISE PRICE.  Each Option  Agreement with respect to an Option shall set forth the amount per share (the "Option  Exercise  Price")  payable by the Participant to the Corporation upon exercise the Option. The Option Exercise
Price per share shall be  determined  by the  Committee but shall in no event be less  than the Fair  Market  Value  of a share of  Common  Stock on the date the
Option is granted; provided, however, that the

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option  exercise  price  for  any  Incentive  Stock  Option  granted  to  a  10%
Shareholder  may not be less than 110% of the Fair  Market  Value on the date of grant.

         4.4. EXERCISABILITY AND TERM OF OPTIONS.

                (a) An Option shall become  cumulatively  exercisable  (i) as to
40% of the shares covered thereby on the first  anniversary of the date of grant of the Option; (ii) as to an additional 30% of the shares covered thereby on the second  anniversary  of the  date of grant of the  Option;  and  (iii) as to the balance of the shares  covered  thereby on the third  anniversary of the date of the Option,  unless a different  period is provided by the Committee at the time of grant thereof.

                (b) The term of each Option  shall be a period of ten years from the date of grant  unless  otherwise  provided by the  Committee  at the time of grant thereof;  provided,  however,  that the term of any Incentive Stock Option granted  to a 10%  Shareholder  shall be a period of five years from the date of grant unless a shorter  period is provided by the Committee at the time of grant thereof.

         4.5.  ACCELERATION OF EXERCISABILITY  UPON A CHANGE IN CONTROL.  In the
event of a Change in Control of the Corporation,  all then  outstanding  Options shall immediately become exercisable in full. The Committee,  in its discretion, may determine  that,  upon the occurrence of a transaction  described in clauses
(i)  through  (v)  of  the  definition  of  "Change  in  Control,"  each  Option outstanding  under this Plan shall terminate  within a specified  number of days after  notice to the  Participant,  and such  Participant  shall  receive,  with respect to each share  subject to such  Option,  cash in an amount  equal to the excess  of the  Fair  Market  Value  of  such  share  immediately  prior  to the occurrence of such  transaction over the option exercise price per share of such
Option.

         4.6.  LIMITATIONS ON INCENTIVE  STOCK  OPTIONS.  To the extent that the aggregate  Fair  Market  Value of shares of Common  Stock with  respect to which
Incentive  Stock  Options are  exercisable  for the first time by a  Participant during any calendar  year under this Plan and any other stock option plan of the
Corporation (or any Subsidiary or parent  corporation of the Corporation)  shall exceed  $100,000,  or such higher value as may be permitted under Section 422 of the Internal  Revenue  Code,  such  Incentive  Stock Options shall be treated as
Non-Qualified  Stock  Options.  Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

         4.7.  NOTIFICATION UPON DISQUALIFYING  DISPOSITION UNDER SECTION 421(B)
OF THE INTERNAL REVENUE CODE. Each Option Agreement with respect to an Incentive
Stock Option shall  require the  Participant  to notify the  Corporation  of any disposition  of  shares  of  Common  Stock  delivered  upon the  exercise  of an
Incentive  Stock Option under the  circumstances  described in Section 421(b) of the Internal  Revenue Code  (relating  to certain  disqualifying  dispositions), within ten days of such disposition.

         4.8. EFFECT OF TERMINATION OF EMPLOYMENT

                (a)  TERMINATION  OTHER  THAN FOR  DEATH,  DISABILITY  OR CAUSE.
Unless the applicable Option Agreement provides otherwise, in the event that the

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employment  with the  Corporation  or a Subsidiary or parent  corporation of the
Corporation of a Participant holding an Option granted under this Article IV. is terminated  for any reason other than death,  Disability or For Cause,  (i) such
Options granted to such Participant,  to the extent that they are exercisable at the time of such  termination,  shall remain  exercisable until the date that is three  months after such  termination,  on which date they shall expire and (ii)
such  Options  granted to such  Participant,  to the  extent  that they were not exercisable  at the  time of such  termination,  shall  expire  at the  close of business on the date of such termination. Notwithstanding the foregoing, no such
Option shall be exercisable after the expiration of its term.

                (b) TERMINATION  FOR DEATH OR DISABILITY.  Unless the applicable
Option Agreement provides  otherwise,  in the event that the employment with the
Corporation  or a  Subsidiary  or parent  corporation  of the  Corporation  of a
Participant  holding an Option  granted  under this Article IV. is terminated on account of the death or Disability of the Participant,  (i) such Options granted to such  Participant,  to the extent that they were  exercisable  at the time of such termination,  shall remain  exercisable until the first anniversary of such termination,  on which date they shall expire and (ii) such  Options  granted to such  Participant,  to the extent that they were not  exercisable at the time of such  termination,  shall  expire at the close of  business  on the date of such termination.  Notwithstanding the foregoing, no such Option shall be exercisable after the expiration of its term.

                (c) TERMINATION FOR CAUSE.  Notwithstanding  the foregoing,  any
Option  outstanding  under Article IV. of this Plan shall terminate  immediately upon any termination of a  Participant's  employment with the Corporation or any
Subsidiary or parent corporation of the Corporation For Cause.

         4.9.  ADJUSTMENTS.  Options granted under this Article shall be subject to adjustment as provided in Article VI. of this Plan.

         4.10.  LIMITATIONS  OF  AMENDMENTS.  The provisions of this Article IV.
with  respect  to the  amount,  exercise  price and  timing of  Options  and the eligibility  requirements  shall not be amended  more than once every six months
(other  than as may be  necessary  to conform to any  applicable  changes in the
Internal Revenue Code or the rules  thereunder),  unless such amendment would be consistent with the provisions of Rule 16b-3.

         4.11 ADDITIONAL  ACCELERATION OF  EXERCISABILITY.  In the event Bancorp delivers a notice to the Participants  pursuant to Section of 5.2(d) hereof, all then outstanding Options shall immediately become exercisable in full.

                              V. OPTION AGREEMENTS

         5.1. OPTION AGREEMENTS.  Each Option under this Plan shall be evidenced by an Option  Agreement in a form  approved by the  Committee  setting forth the number of shares of Common Stock  subject to the Option,  and the price and term of the Option.  The Option  Agreement  shall also set forth (or  incorporate  by reference) the other material

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terms and  conditions  applicable  to the Option as  determined by the Committee consistent with the limitations of this Plan.

         5.2. INCORPORATED PROVISIONS. Option Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms:

                (a)  NON-ASSIGNABILITY.  The Option shall not be assignable  nor transferable,  except (i) by will or by the laws of descent and  distribution or
(ii)  pursuant  to a QDRO  or  any  other  exception  to  transfer  restrictions expressly  permitted by the Committee and set forth in the Option  Agreement (or an amendment  thereto).  The  restrictions on exercise and transfer shall not be deemed to prohibit, to the extent permitted by the Committee,  transfers without consideration  for estate and financial  planning purposes and transfers to such other persons or in such other  circumstances as the Committee may in the Option
Agreement  expressly  permit.  During the lifetime of a Participant,  the Option shall be exercised  only by such  Participant or by his or her guardian or legal representative,  except as  expressly  otherwise  provided  consistent  with the foregoing transfer restrictions.

                (b) RIGHTS AS SHAREHOLDER. A Participant shall have no rights as a holder of Common Stock with respect to any unissued Common Stock covered by an
Option  until  the date the  Participant  becomes  the  holder of record of such
Common Stock.

                (c)  WITHHOLDING.  The  Participant  shall  be  responsible  for payment of any taxes or similar  charges  required  by law to be  withheld  with respect to the exercise of an Option, and these obligations shall be paid by the
Participant  on or prior to the delivery of shares of Common Stock upon exercise of an Option.  A  Participant  shall  satisfy  the  withholding  obligations  as provided in Section 3.4.

                (d)  REGULATORY  DIRECTIVES.  In the  event  that  the  State or
Federal agency which has primary  regulatory  authority over the  Corporation or any  banking  subsidiary  of the  Corporation  determines  that  such  regulated entity's  capital has fallen below minimum  requirements  for capital  adequacy, such  agency may direct the  Corporation  to notify  each  Participant  that any
Option  and any  portion  of an  Option  held by  such  Participant  that is not exercised by the date  specified in such notice will expire on such date. If any such notice is given,  any Option not exercised by such date shall  terminate on such date.

         5.3.  CONTRACT  RIGHTS,  FORMS AND  SIGNATURES.  Any  obligation of the
Corporation with respect to an Option shall be based solely upon the contractual obligations created by this Plan and the applicable Option Agreement.  No Option shall  be  enforceable  until  the  Option  Agreement  has  been  signed  by the
Participant and on behalf of the Corporation.  By executing an Option Agreement, a  Participant  shall be deemed to have  accepted and  consented to the terms of this Plan,  and any action taken in good faith under this Plan by and within the discretion of the Committee or its  delegates.  Except as expressly  provided in this Plan or in an Option Agreement, there shall be no third party beneficiaries of the obligations of the Corporation under such Option Agreement.

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                                 VI. ADJUSTMENTS

         6.1.   CHANGES   IN   CAPITALIZATION.   If  there   shall   occur   any
recapitalization,  stock split  (including  a stock split in the form of a stock dividend),  reverse stock split, merger,  combination,  consolidation,  or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Common  Stock  (whether in the form of cash,  Common  Stock or
other  property),   or  any  split-up,   spin-off,   extraordinary   redemption,
combination  or exchange of outstanding  shares of Common Stock,  or there shall occur any other similar  transaction or event in respect of the Common Stock, or a sale  of all or  substantially  all of the  assets  of the  Corporation  as an entirety,  then the Committee shall, in the manner and to the extent, if any, as it deems  appropriate and equitable to the  Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Common Stock:

                (a) proportionately adjust any or all of:

                    (i) the number and type of Common Stock which thereafter may be made the subject of Options;

                    (ii) the  number,  amount  and type of Common  Stock,  other property or cash subject to any or all outstanding Options;

                    (iii) the exercise price of any or all outstanding Options;

                    (iv) the securities, cash or other property deliverable upon exercise of the outstanding Options;

                    (v) any other terms as are effected by the event; or

                (b)  subject  to  any  applicable  limitations  under  generally accepted accounting principles, provide for:

                    (i) an  appropriate  and  proportionate  cash  settlement or distribution; or

                    (ii) the  substitution or exchange of any or all outstanding
Options.

                              VII. ADMINISTRATION

         7.1.  AUTHORITY AND STRUCTURE.  This Plan and all Options granted shall be administered by the Committee.

         7.2.  CONSTRUCTION  AND  INTERPRETATION.  The Committee  shall have the power to interpret and administer  this Plan and the Option  Agreements,  and to adopt,  amend  and  rescind  related  rules and  procedures.  All  questions  of interpretation  and  determinations  with  respect to this  Plan,  the number of shares of Common Stock and the terms of any Option  Agreements,  the adjustments required or permitted by Article VI. and other

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determinations  hereunder  shall be made by the Committee and its  determination shall be final and conclusive upon all parties in interest.  In the event of any conflict between an Option Agreement and any non-discretionary provision of this
Plan, the terms of this Plan shall govern.

         7.3. RULE 16B-3  CONDITIONS;  BIFURCATION  OF PLAN. It is the intent of the  Corporation  that  this  Plan  and the  Options  hereunder  satisfy  and be interpreted in a manner that satisfies any applicable requirements of Rule 16b-3 so that the Participants will be entitled to the benefits of Rule 16b-3 or other exemptive  rules under  Section 16 of the Exchange Act and will not be subjected to avoidable  liability  thereunder as to Options intended to be entitled to the benefits of Rule 16b-3.

         7.4.  DELEGATION  AND  RELIANCE.  The  Committee  may  delegate  to the officers or employees of the  Corporation  the  authority to execute and deliver those  instruments  and  documents,  to do all acts and things,  and to take all other  steps  deemed  necessary,  advisable  or  convenient  for  the  effective administration of this Plan in accordance with its terms and purpose.  In making any  determination  or in taking or not taking any action  under this Plan,  the
Committee  may  obtain  and may  rely  upon the  advise  of  experts,  including professional  advisors to the  Corporation.  No director,  officer,  employee or agent of the  Corporation  shall be liable for any such action or  determination made or omitted in good faith.

         7.5. EXCULPATION AND INDEMNITY.  Neither the Corporation nor any member of the Committee, nor any other person participating in any determination of any
question  under  this  Plan,  or  in  the   interpretation,   administration  or
application of this Plan,  shall have any liability to any person for any action taken or not taken in good faith under this Plan or for the failure of an Option to qualify for  exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Corporation.

                               VIII. MISCELLANEOUS

         8.1.  NO  SPECIAL  EMPLOYMENT  RIGHTS;  NO  RIGHT  TO  OPTION.  Nothing
contained in this Plan or any Option or Option  Agreement  shall confer upon any
Participant  any right with  respect  to the  continuation  of service  with the
Corporation  or any  Subsidiary  or parent  corporation  of the  Corporation  or interfere  in any way with the right of the  Corporation  or any  Subsidiary  or parent  corporation  of the  Corporation,  subject to the terms of any  separate employment  agreement to the contrary,  at any time to terminate such employment or to increase or decrease the compensation of the Participant.

         No person shall have any claim or right to receive an Option hereunder.
The grant of an Option to a Participant  at any time shall  neither  require the grant of any other  Option to such  Participant  or other  person at any time or preclude the Committee from making  subsequent grants to such Participant or any other person.

         8.2.  EFFECTIVE  DATE.  This  Plan has  been  adopted  by the  Board of
Directors.  This Plan shall  become  effective  upon and shall be subject to the approval of the

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shareholders of the Corporation.  This Plan shall remain in effect until any and all Options under this Plan have been exercised,  converted or terminated  under the terms of this Plan and the applicable Option Agreements.

         8.3. SHAREHOLDER APPROVAL.  The adoption of this Plan, or any amendment hereto, shall be subject to approval by shareholders only to the extent required
by  (i)  the  Code,  (ii)  the  applicable   rules  of  any  stock  exchange  or
over-the-counter  stock market, or (iii) as otherwise  required by law. Any such approval  shall be obtained  within the time  required by such law or rule.  Any shareholder approval of this Plan or any amendment requiring such approval shall mean the affirmative  vote of at least a majority of the shares of capital stock present and  entitled to vote at a duly held meeting of  shareholders,  unless a greater  vote is required by state  corporate  law or the law or rule  requiring shareholder  approval,  in which  case such  greater  requirement  shall  apply.
Shareholder  approval may be obtained by written consent in lieu of a meeting to the extent permitted by applicable state law.

         8.4.  COMPLIANCE  WITH LAWS.  This Plan,  any Option  Agreement and the
grant,  exercise,  conversion  and  operation  of Options,  and the issuance and delivery of Common Stock and/or other securities or property under this Plan are subject to  compliance  with all  applicable  federal and state laws,  rules and regulations  (including,  but not limited to, state and federal insider trading,
registration,   reporting  and  other   securities   laws  and  federal   margin
requirements)  and to such approvals by any listing,  regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection  therewith.  Any  securities  delivered  under this Plan shall be subject to such  restrictions (and the person acquiring such securities shall,  if requested by the  Corporation,  provide such evidence,  assurance and representations  to the  Corporation  as to compliance  with any thereof) as the
Corporation  may deem  necessary  or  desirable  to assure  compliance  with all applicable legal requirements.

         The Corporation shall be under no obligation to effect the registration pursuant  to  the  Securities  Act  of  1933,  as  amended,  or  any  regulation thereunder,  of any  interests  in this Plan or any shares of Common Stock to be issued  hereunder  or  to  effect  similar  compliance  under  any  state  laws.
Notwithstanding  anything herein to the contrary,  the Corporation  shall not be obligated to cause to be issued or delivered any certificates  evidencing shares of Common  Stock  pursuant  to this Plan  unless  and until the  Corporation  is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities  exchange on which shares of Common Stock are traded. The Committee may require as a condition of the issuance and delivery of certificates  evidencing  shares of Common  Stock  pursuant to the terms of this
Plan,  that the  recipient of such shares make such  covenants,  agreements  and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

         The transfer of any shares of Common Stock hereunder shall be effective only at such time as counsel to the  Corporation  shall have determined that the transfer of such shares is in compliance with all applicable  laws,  regulations of governmental authorities

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and the  requirements  of any stock exchange on which shares of Common Stock are traded.  The Committee may, in its sole discretion,  defer the  effectiveness of any transfer of shares of Common Stock  hereunder in order to allow the transfer of  such  shares  to be made  pursuant  to  registration  or an  exemption  from registration  or other methods for compliance  available  under federal or state securities  laws. The Committee  shall inform the  Participant in writing of its decision to defer the  effectiveness  of a  transfer.  During the period of such deferral in connection with the exercise of an Option,  the Participant  may, by written notice,  withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         8.5.  NOTIFICATION  OF ELECTION  UNDER  SECTION  83(B) OF THE  INTERNAL
REVENUE CODE. If any  Participant  shall,  in connection with the acquisition of shares of Common  Stock  under  this Plan,  make the  election  permitted  under
Section  83(b) of the  Internal  Revenue  Code (i.e.,  an election to include in gross  income in the year of transfer the amounts  specified in Section  83(b)), such  Participant  shall notify the Corporation of such election within ten days of filing notice of the election with the Internal Revenue Service,  in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Internal Revenue Code.

         8.6.  OWNERSHIP AND TRANSFER  RESTRICTIONS.  Common Stock acquired upon exercise  of Options  shall be  subject to the  restrictions  on  ownership  and transfer set forth in the Option Agreement.

         8.7.  NON-EXCLUSIVITY  OF PLAN.  Nothing in this Plan shall limit or be deemed to limit the  authority  of the  Corporation  or the  Committee  to grant awards or authorize  any other  compensation,  with or without  reference to the
Common Stock, under any other plan or authority.

         8.8. SEVERABILITY. In case any provision of this Plan shall be invalid, illegal  or  unenforceable  in any  jurisdiction,  the  validity,  legality  and enforceability  of the remaining  provisions,  or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         8.9. EXPENSES AND RECEIPTS.  The expenses of this Plan shall be paid by the Corporation. Any proceeds received by the Corporation in connection with any
Option will be used for general corporate purposes.

         8.10. FAILURE TO COMPLY. In addition to the remedies of the Corporation elsewhere  provided for herein,  failure by a  Participant  (or  beneficiary  or transferee)  to comply with any of the terms and  conditions of this Plan or the applicable Option Agreement, unless such failure is remedied by such Participant
(or  beneficiary or transferee)  within ten days after notice of such failure by the  Committee,  shall be grounds for the  cancellation  and  forfeiture of such
Option, in whole or in part, as the Committee,  in its absolute discretion,  may determine.

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         8.11.  APPLICABLE LAW. This Plan, any Option  Agreement and any related documents and matters shall be governed in accordance with the laws of the State of Connecticut, except as to matters of federal law.